UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 2, 2010

SANTARO INTERACTIVE ENTERTAINMENT COMPANY
(Exact name of Registrant as specified in its charter)

Nevada	333-165751	27-1571493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7372 – Services – Prepackaged Software	0001487347
(Standard Industrial Classification)	(Central Index Key)

5348 Vegas Drive
Las Vegas, NV 89108
(Address of principal executive offices, including zip code)

(702) 871-8678
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

With a copy to:
Andrew J. Befumo, Esq.
Befumo & Schaeffer, PLLC
1629 K Street, NW Suite 300
Washington, DC 20006
Phone: (202) 973-0186
Fax: (202) 478-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This Transition Report on Form 8-K is being filed so as not to have any financial reporting gaps as a result of the Registrant’s acquisition of Santaro Holdings, LTD., previously reported on October 18, 2010.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Unaudited financial statements of Santaro Holdings, Ltd. and its subsidiaries for the period ended September 30, 2010 and 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARO INTERACTIVE ENTERTAINMENT COMPANY

By:	/s/ Zhilian Chen
Name:	Zhilian Chen
Title:	President, Santaro Interactive Entertainment Company

Dated:  December 2, 2010